UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2011

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (651) 483-7111

                                                                        N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

In March 2011, we issued $200.0 million of 7.00% senior notes maturing on March 15, 2019 in a private placement not registered with the Securities and Exchange Comission (the "SEC"). The Company’s obligations under the notes are jointly and severally guaranteed on a full and unconditional basis by all of our existing and future direct and indirect subsidiaries that guarantee any of our other indebtedness (the “Guarantors”).

We are filing this Form 8-K to (i) provide investors with historical condensed financial information for the Guarantors and (ii) incorporate by reference the recasted historical financial statements into our filings with the SEC. The recasted historical information contained in Exhibit 99.1 to this Form 8-K does not represent a restatement of previously issued financial statements and has no impact on our historical consolidated financial position, results of operations or cash flows.

The following Note to Consolidated Financial Statements (included in Exhibit 99.1 to this Form 8-K) was added to the notes previously contained in our Annual Report on Form 10-K for the year ended December 31, 2010:

•	Note 18: Supplemental guarantor financial information

The information contained in Exhibit 99.1 to this Form 8-K does not reflect events occurring after the filing of the Form 10-K for the year ended December 31, 2010 and does not modify or update disclosures in the Form 10-K, except as specifically noted above. Significant developments with respect to those disclosures, as well as other changes in our business, may have occurred and would have been described in filings we made with the SEC subsequent to the filing of the Form 10-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 8. Financial Statements and Supplementary Data

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets as of December 31, 2010 and 2009, (ii) Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2010, 2009 and 2008, (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2010, 2009 and 2008, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008 and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text*

* Submitted electronically with this report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2011

DELUXE CORPORATION

/s/ Terry D. Peterson

Terry D. Peterson
Senior Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 8. Financial Statements and Supplementary Data

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets as of December 31, 2010 and 2009, (ii) Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2010, 2009 and 2008, (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2010, 2009 and 2008, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008 and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text